Exhibit 21

SUBSIDIARIES

NAME OF ENTITY	OWNERSHIP	STATE OF FORMATION
Hersha Hospitality Trust	NA	MD
Hersha Hospitality Limited Partnership (“HHLP”)	NA	VA
Hersha Hospitality, LLC (“HH LLC”)	100% by HHLP	VA
Hersha Hospitality Limited Liability Company - Carlisle	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Danville	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Duluth I	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Duluth II	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Hershey	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - New Columbia	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - New Cumberland,	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Newnan	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Peachtree	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Selinsgrove	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - West Hanover,	100% by HHLP	DE
HHLP Valley Forge Associates	99% by HHLP 1% by HH LLC	PA
944 Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Carlisle	PA
1244 Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-New Cumberland	PA

SUBSIDIARIES

NAME OF ENTITY	OWNERSHIP	STATE OF FORMATION
2144 Associates - Hershey	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Hershey	PA
2144 Associates - New Columbia	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-New Columbia	PA
2144 Associates - Selinsgrove	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Selinsgrove	PA
2444 Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-West Hanover	PA
2844 Associates	99% by HHLP 1% by HH LLC	PA
3044 Associates	99% by HHLP and 1% by HH LLC	PA
3144 Associates	99% by HHLP 1% by HH LLC	PA
3544 Associates	99% by HHLP 1% by HH LLC	PA
5644 Duluth I Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Duluth I	PA
5744 Duluth II Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Duluth II	PA
5844 Newnan Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Newnan	PA
5944 Peachtree Associates	99% by HHLP 1% by Hersha Hospitality Limited Liability Company-Peachtree	PA
5544 JFK III Associates	99% by HHLP 1% by HH LLC	PA
Metro Two Hotel, LLC	100% by HHLP	FL
HT/CNL Metro Hotels, LP	33.33% by HHLP 66.67% by CNL Hospitality Partners, LP	DE
Chelsea Grand East, LLC	100% by HT / CNL Metro Hotels, LP	NY

NAME OF ENTITY	OWNERSHIP	STATE OF FORMATION
44 New England Management Company	100% by HHLP	DE
HHM Leasehold Interests, Inc.	99% by Hersha Hospitality Management LP 1% by HHLP	DE
Hersha CNL TRS, Inc.	100% by HT / CNL Metro Hotels, LP	DE
PRA Glastonbury, LLC	40% by HHLP	CT
Hersha PRA TRS, Inc.	40% by HHLP	DE
Logan Hospitality Associates, LLC	55% by HHLP	MA
Inn America, LLC	50% by HHLP	NJ